UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 4, 2017
AMERICAN CAMPUS COMMUNITIES, INC.
(Exact name of Registrant as specified in its Charter)

Maryland	001-32265	760753089
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

12700 Hill Country Boulevard, Suite T-200
Austin, TX 78738
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (512) 732-1000
Not applicable
(Former name or former address, if changed since last report)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders
At the Annual Meeting of Stockholders held on May 4, 2017, there were 133,435,838 common shares entitled to be voted; 125,818,421 shares were voted in person or by proxy. The stockholders voted on the following matters at the Annual Meeting:

1.	Election of eight director nominees to hold office for a one-year term;

2.	Ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2017;

3.	On an advisory basis, approval of the executive compensation disclosed in the Proxy Statement; and

4.	On an advisory basis, the frequency of the advisory vote on executive compensation.
The results of the stockholder votes are set forth below:
Board of Directors

	Affirmative	Negative	Abstentions
William C. Bayless, Jr.	121,534,098	691,633	1,298,760
Blakeley W. Chandlee III	121,845,124	381,520	1,297,847
G. Steven Dawson	120,840,967	1,385,593	1,297,931
Cydney C. Donnell	121,196,633	1,030,480	1,297,378
Dennis G. Lopez	121,646,430	579,451	1,298,610
Edward Lowenthal	121,046,865	1,179,253	1,298,373
Oliver Luck	121,775,550	449,522	1,299,419
C. Patrick Oles, Jr.	121,836,811	388,880	1,298,800

There were 2,293,930 broker non-votes with respect to the election of directors.

Independent Registered Public Accounting Firm

Affirmative	Negative	Abstentions
123,214,979	1,113,634	1,489,808
Approval, on an Advisory Basis, of Executive Compensation

Affirmative	Negative	Abstentions	Broker Non-Votes
117,616,160	4,591,750	1,316,581	2,293,930

Advisory Vote on Frequency of Advisory Vote on Executive Compensation

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
104,813,620	30,562	17,353,276	1,327,033	2,293,930

The Company's Board of Directors has determined that the Company will conduct advisory votes to approve the compensation of the Company's executive officers on an annual basis. Accordingly, the Company will include an advisory on executive compensation in its proxy materials every year until the next stockholder vote on the frequency of such votes is held, which will be no later than the Company's 2023 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CAMPUS COMMUNITIES, INC.

Date: May 5, 2017	By:	/s/ Kim K. Voss
Kim K. Voss
Executive Vice President, Chief Accounting Officer